Exhibit 99.5

Ambac [LOGO]	Ambac Assurance Corporation One State Street Plaza, 15th Floor New York, New York 10004 Telephone: (212) 668-0340
Certificate Guaranty Insurance Policy

Insured Obligations:	Policy Number: AB0599BE
$30,000,000.00 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-19, Class A4
Premium: As specified on the endorsement attached hereto.

Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of (a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment.  Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation.  Ambac shall be subrogated to all the Holders’ rights to payment on the Insured Obligations to the extent of the insurance disbursement so made.  Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder.  The premium on this Policy is not refundable for any reason.  This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

/s/Robert J. Genader President	[SEAL]	/s/Anne G. Gill Secretary
Effective Date: September 27, 2002		/s/Jeffrey D. Nabi Authorized Representative

CERTIFICATE GUARANTY INSURANCE ENDORSEMENT

Attached to and forming                                                                          Effective Date of Endorsement

part of Policy #AB0599BE                                                                      September 27, 2002

issued to:

Citibank, N.A.,

as Trustee for the Holders of

Structured Asset Securities Corporation

Mortgage Pass-Through Certificates, Series 2002-19, Class A4

For all purposes of this Policy, the following terms shall have the following meanings:

“Agreement” shall mean the Trust Agreement, dated as of September 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services, Inc., as Master Servicer and Citibank, N.A., as Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

“Business Day” shall mean any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City in which the Corporate Trust Office of the Trustee is located or the State of New York are authorized or obligated by law or executive order to be closed.

“Certificate Account” shall mean the account created and maintained with the Master Servicer for the benefit of the Certificateholders and the Class A4 Certificate Insurer pursuant to Section 4.04 of the Agreement.

“Class A4 Certificate Insurance Premium” shall have the meaning set forth in the Agreement.

“Class A4 Certificate Insurer” shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Guaranty Insurance Policy.

“Class A4 Certificate Premium Percentage” shall mean 0.06% per annum.

“Class A4 Certificates” shall mean any one of the Certificates designated as a Class A4 Certificates, substantially in the form set forth in Exhibit A to the Agreement.

“Class A4 Guaranteed Distributions” shall mean, (a) with respect to any Distribution Date, (i) the Accrued Certificate Interest (determined without regard to clause (i) of the definition thereof) of the Class A4 Certificates for such Distribution Date net of any Net Prepayment Interest Shortfalls and Relief Act Reductions allocated to the Class A4 Certificates for such Distribution Date and (ii) the amount of any Realized Losses of principal allocated to the Class A4 Certificates on such Distribution Date and (b) for the Final Scheduled Distribution Date, the Class Principal Amount of the Class A4 Certificates to the extent unpaid on the Final Scheduled Distribution Date.

“Distribution Date” shall mean the 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Distribution Date.

“Due for Payment” shall mean, (i) with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement and (ii) with respect to a Preference Amount, the Business Day on which the documentation required by the Class A4 Certificate Insurer has been received by the Class A4 Certificate Insurer.

“Final Scheduled Distribution Date” shall mean the Distribution Date occuring in October 2032.

“Financial Guaranty Insurance Policy” or “Policy” shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

“First Distribution Date” shall mean October 25, 2002.

“Holder” shall mean any person who is the registered owner or beneficial owner of any Class A4 Certificate, but shall not include the Depositor, the Trust Fund, the Trustee, the Master Servicer or any Servicer.

“Indemnification Agreement” shall mean the Indemnification Agreement, dated as of September 24, 2002, among Ambac Assurance Corporation, Structured Asset Securities Corporation, as Depositor, Lehman Brothers Inc. and Lehman Capital Inc., as such Indemnification Agreement may be amended, modified or supplemented from time to time.

“Insured Amounts” shall mean, with respect to any Distribution Date, the excess, if any of the Class A4 Guaranteed Distributions for such Distribution Date over the Available Distribution Amount available to pay the Holders.

“Insured Payments” shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Class A4 Certificate Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

“Late Payment Rate” shall mean for any Distribution Date, the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 1% and (ii) the then applicable highest rate of interest on the Class A4 Certificates. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

“Nonpayment” shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

“Notice” shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

“Preference Amount” means any payment of Insured Amounts on a Class A4 Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

“Reimbursement Amount” shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Class A4 Certificate Insurer, but for which the Class A4 Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.02(a) of the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments or the date such Insured Payments were made, and (y) without duplication (i) any amounts then due and owing to the Class A4 Certificate Insurer under the Commitment Letter, as certified to the Trustee by the Class A4 Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate.

“Trustee” shall mean Citibank, N.A. or its successor-in-interest, in its capacity as trustee under the Agreement, or if any successor trustee or any co-trustee shall be appointed as provided therein, then “Trustee” shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

As provided by the Policy, the Class A4 Certificate Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is due and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Class A4 Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Class A4 Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

The Class A4 Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event on the Distribution Date next following receipt on a Business Day by the Class A4 Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder is required to return such Preference Amount paid during the term of this Financial Guaranty Insurance Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the “Order”), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Class A4 Certificate Insurer, duly executed and delivered by the Trustee, irrevocably assigning to the Class A4 Certificate Insurer all rights and claims of the Trustee or the Holder relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Class A4 Certificate Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Class A4 Certificate Insurer and (b) evidence satisfactory to the Class A4 Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

The Class A4 Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders’ allocable distributions for such Distribution Date can be made. In so doing, the Class A4 Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

The Class A4 Certificate Insurance Policy will not cover Net Prepayment Interest Shortfalls or Relief Act Reductions allocated to the Class A4 Certificates, nor does the Class A4 Certificate Insurance Policy guaranty to the Holders any particular rate of principal payment. In addition, the Class A4 Certificate Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Trustee to make any payment required under the Trust Agreement to the Holders.

The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

A premium will be payable on this Policy on each Distribution Date as provided in Section 5.02(a) of the Agreement, beginning with the First Distribution Date, in an amount, with respect to each distribution date, equal to the Class A4 Certificate Insurance Premium.

THE INSURANCE PROVIDED BY THE FINANCIAL GUARANTEE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Class A4 Certificate Insurer.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

This Policy and the obligations of the Class A4 Certificate Insurer hereunder shall terminate without any action on the part of the Class A4 Certificate Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Class A4 Certificates have been paid in full and (ii) the Final Scheduled Distribution Date. Upon the termination of this Policy, the Trustee shall forthwith deliver the original of this Policy to the Class A4 Certificate Insurer.

No person other than the Trustee shall be entitled to present the Notice.

No waiver of any rights or powers of the Class A4 Certificate Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers.

/s/ Melissa L. Velie                                                                       /s/ Jeffrey D. Nabi

Assistant Secretary                                                                        First Vice President

EXHIBIT A

TO THE CERTIFICATE GUARANTY INSURANCE POLICY

Policy No. AB0599BE

NOTICE OF NONPAYMENT AND DEMAND

FOR PAYMENT OF INSURED AMOUNTS

                                                                                                               Date: [                                  ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

Reference is made to Certificate Guaranty Insurance Policy No. AB0599BE (the “Policy”) issued by Ambac Assurance Corporation (“Ambac”). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

The Trustee hereby certifies as follows:

1.

The Trustee is the Trustee under the Agreement for the Holders.

2.

The relevant Distribution Date is [date].

3.

Payment on the Class A4 Certificates in respect of the Distribution Date is due to be received on ________________ under the Agreement, in an amount equal to $_____________.

4.

There is a [Insured Amount] [Preference Amount] of $__________ in respect of the Class A4 Certificates which is Due for Payment pursuant to the terms of the Agreement.

5.

The Trustee has not heretofore made a demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

6.

The Trustee hereby requests the payment of the [Insured Amount] [Preference Amount] that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: _______________________ Trustee's account number.

7.

The Trustee hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

By:
      Trustee

Title:
         (Officer)